UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2005

RITA Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

000-30959
(Commission File Number)

California	94-3199149
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

46421 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices, with zip code)

(510) 771-0400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 9, 2005, RITA Medical Systems, Inc., a Delaware corporation (“RITA”), hosted a conference call during which it discussed information regarding its results of operations and financial condition for the three and six months ended June 30, 2005. A copy of RITA’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

During the conference call, Joseph DeVivo, RITA’s President and Chief Executive Officer, and Richard DeYoung, RITA’s Senior Director of Finance, discussed such information. A copy of the slides accompanying Mr. DeVivo’s comments during the conference call is attached as Exhibit 99.2 hereto and incorporated by reference herein. A script of the certain of the remarks of Mr. DeYoung during the conference call is attached as Exhibit 99.3 hereto and incorporated by reference herein.

An audio replay of the conference call is available until August 16, 2005 via a link provided at RITA’s website at www.ritamedical.com. The audio replay can be accessed by dialing 800-308-7859 for domestic callers and 402-220-3843 for international callers (no passcode is needed). An online replay of the webcast will be available for one year immediately following the broadcast by accessing the same link.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release of RITA Medical Systems, Inc. dated August 9, 2005.
99.2	Conference call slides of RITA Medical Systems, Inc. dated August 9, 2005.
99.3	Scripted remarks of Rich DeYoung on August 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: August 11, 2005	By:	/s/ Joseph DeVivo
Joseph DeVivo
President and Chief Executive Officer

RITA MEDICAL SYSTEMS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of RITA Medical Systems, Inc. dated August 9, 2005.
99.2	Conference call slides of RITA Medical Systems, Inc. dated August 9, 2005.
99.3	Scripted remarks of Rich DeYoung on August 9, 2005.